Exhibit 10.71

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                             SUBORDINATION AGREEMENT

     This Agreement, dated as of January 27, 1997, is made between and among Peaches Entertainment Corp. ("Peaches"); URT Industries, Inc. ("URT"); and Universal Music and Video Distribution, Inc. ("Universal"). URT and Universal may be referred to as the "Creditors." Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in Peaches' plan of reorganization (the "Plan"), confirmed by order of the United States Bankruptcy Court for the Southern District of Florida (case number 96-20153-BKC-RBR) on January 27, 1997.

     WHEREAS:

     A. Peaches has incurred obligations, and may in the future incur additional obligations, to the Creditors under the Allowed Claim Note, the URT Note, the Peaches-URT Reimbursement Agreement and under any Post-confirmation Credit extended to Peaches (collectively, the "Obligations"). "Post-confirmation Credit" shall mean credit extended, subsequent to the Effective Date of the Plan, by Universal to Peaches for the purchase of product by Peaches from Universal.

     B. Peaches also has granted to the Creditors certain security interests to secure payment of the Obligations to the Creditors. Each Creditor has filed or may file financing statements under the Uniform Commercial Code.

     C. The Creditors desire to agree as to the relative priority of their respective claims and interests with respect to both payment of the Obligations to them and the security interests granted to them by Peaches securing the Obligations.

     D. Pursuant to the Plan:

          i. Peaches has executed and delivered to Universal an Allowed Claim Note, in an amount equal to Universal's Allowed Claim, less the Initial Payment made to Universal on account of its Allowed Claim.

          ii. Peaches has granted to Universal, to secure the Obligation's owing to Universal under Universal's Allowed Claim Note and any obligation arising under the extension of Post-confirmation Credit by Universal, a security interest solely in inventory that was originally distributed by Universal and is held and owned by Peaches, and all proceeds thereof. (The inventory sold by Universal to Peaches shall hereinafter be referred to as "Universal's Inventory.")



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          iii.  Peaches has executed and delivered to URT a promissory note (the
     "URT Note") evidencing the Effective Date Deficiency Advance made by URT to Peaches.

          iv. URT has guaranteed Peaches' payment Obligations to Universal under the Allowed Claim Notes, but not any of the obligations arising from the extension of Post-confirmation Credit (the "URT Guarantee"), and Peaches has agreed to reimburse URT for any payments that URT is required to make to the Universal pursuant to the URT Guarantee (the "Peaches-URT Reimbursement Agreement").

          v. Peaches has granted to URT, to secure the URT Note and Peaches' obligations to URT under the Peaches-URT Reimbursement Agreement, inter alia, a security interest in Universal's Inventory and all other inventory of Peaches (such other inventory being, "Peaches' Other Inventory").

          vi. Peaches and URT have entered into a Subordination Agreement dated January 27, 1997 with BMG Distribution, Sony Music Entertainment, Inc., Polygram Group Distribution, Warner/Elektra/Atlantic Corp., and EMI Music Distribution (collectively, the "Majors") and Alliance Entertainment Corp. ("Alliance").

     NOW, THEREFORE, in consideration of the premises and the agreements set forth hereinbelow, the parties agree as follows:

     1. Peaches and the Creditors agree that, solely during any period in which an Event of Default exists under clauses (i), (iv), (v) or (vi) of the Allowed Claim Note or an event of default exists under substantially similar terms of any Post-confirmation Credit extension or if any Allowed Claim Note or obligation arising from the extension of Post-confirmation Credit has been duly accelerated (any of such events or acceleration being an "Event of Subordination"), Peaches shall not make to URT, and URT shall not accept from Peaches, any payment on account of Peaches' Obligations to URT under the URT Note or the Peaches-URT Reimbursement Agreement. The parties agree that the subordination of the URT Note and the Peaches-URT Reimbursement Agreement as set forth in the preceding sentence (the "URT Subordination"): (a) shall be triggered only upon the occurrence of any Event of Subordination, and not upon any other default under any Allowed Claim Note nor any other default of a term arising under any Post-confirmation Credit extension, and (b) shall continue only so long as such Event of Subordination exists (the "Default

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Period"),  shall  terminate  upon the  curing or  termination  of such  Event of
Subordination, and shall not affect in any way (or require any return or disgorgement, in whole or in part, of) any payment by Peaches to URT on account of the URT Note or the Peaches-URT Reimbursement Agreement that is made prior to or after any Default Period.

     2. URT agrees that: (a) it shall not knowingly accept or receive from Peaches any payment made by Peaches in contravention of the URT Subordination, and (b) should it, whether inadvertently or otherwise, accept or receive any such payment from Peaches in contravention of the URT Subordination, then, unless the payment default by Peaches has been cured or the Allowed Claim Notes and obligations arising under any Post-confirmation Credit extension have been paid in full, such payment shall be held in trust by URT and URT shall pay to Universal, the Majors and Alliance the lesser (the "Returned URT Payments") of:
(i) the amount accepted or received by URT in contravention of the URT Subordination, and (ii) the aggregate amount of all payments that are due or past due under the Allowed Claim Notes and the terms of any Post-confirmation Credit extension. The portion of the Returned URT Payment that Universal shall be entitled to shall equal a fraction, the numerator of which shall be the amount of payments in default to Universal and the denominator of which shall be the aggregate amount of the payments in default to Universal, the Majors and Alliance. The payment to Universal of the Returned URT Payments, as set forth above, shall be the sole remedy of Universal against URT for any breach of the URT Subordination. The Obligations of Peaches to URT shall be increased by the full amount of all Returned URT Payments, and the indebtedness of Peaches to Universal shall be decreased by the full amount of the Returned URT Payments paid to Universal.

     3. The URT Subordination shall be applicable solely to the URT Note, repayments under the URT - Peaches Reimbursement Agreement and any and all renewals, enlargements and modifications thereof, and not to any other obligations of Peaches to URT.

     4. Payments in contravention of the URT Subordination may be made by Peaches to URT with the express written approval of Universal.

     5. This Subordination Agreement shall terminate on the date that the Allowed Claim Notes and any obligations arising under any Post-confirmation Credit extension are paid in full (the "Debt Payment Date"); provided, however, that if Universal is required to repay or disgorge any

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payment received on account of the Allowed Claim Notes or any obligation arising under any Post-confirmation Credit extension, this Subordination Agreement shall be automatically reinstated by the parties hereto. This Subordination Agreement may be terminated prior to the Debt Payment Date only by written notice received by URT from Universal.

     6. With respect to the security interests granted by Peaches to the Creditors in Universal's Inventory, the Creditors agree between and among themselves that, irrespective of the time or order of attachment or perfection of security interests or the time or order of filing of financing statements or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests, the security interest of each Creditor in Universal's Inventory ranks and will rank in priority according to subsections (a), (b), and (c) of this paragraph 6. Proceeds from any foreclosure sale, liquidation or other disposition of, or realization upon, any of the collateral consisting of Universal's Inventory (a "Collateral Disposition") shall be applied in the following manner:

         a. First, to the payment of all reasonable costs and expenses, including reasonable attorneys' fees, relating to such
                  Collateral Disposition incurred by such Creditor initiating and conducting such Disposition (the "Collateral Disposition Expenses").

         b. Second, to Universal in an amount equal to the lesser of: (i) the proceeds of Universal's collateral, less the Collateral Disposition Expenses, and (ii) all amounts due and owing to Universal under any Allowed Claim Note or any obligation arising under any Post-confirmation Credit extension payable to Universal.

         c. Third, to URT until URT is paid in full with respect to all obligations of Peaches to URT (whether or not otherwise due or payable), including but not limited to all Obligations of Peaches to URT under the URT Note and the Peaches-URT Reimbursement Agreement.

     7. URT shall be automatically subrogated to the rights and remedies of, including but not limited to the security interests granted by Peaches to, Universal with respect to the full amount of each and every payment made by URT to Universal pursuant to the URT Guaranty, provided,

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however, that URT shall not be entitled to exercise any rights,  remedies and/or security interests to which it is thus subrogated until all indebtedness of Peaches to Universal under the Allowed Claim Notes and any obligation arising
under  any   Post-confirmation   Credit   extension   has  been  paid  in  full.
Notwithstanding anything contained in the preceding sentence, URT shall be permitted to take all lawful action to protect its subrogation rights, remedies and security interests.

     8. Universal has not been granted a security interest in Peaches' Other Inventory, in Peaches' personal property other than Universal's Inventory, or in any of Peaches' real property. Peaches has granted to URT a valid, perfected first-priority security interest in Peaches' Other Inventory and Peaches' personal property other than Universal's Collateral, and has granted to URT a valid, perfected mortgage on Peaches' real property. Nothing contained in this Agreement, including but not limited to the URT Subordination, is intended to, or shall be construed to, limit or restrict or subordinate any rights or remedies that URT has or may hereafter have: (a) under its mortgage and/or security agreements with Peaches respecting Peaches Other Inventory, Peaches personal property other than Universal's Collateral, and Peaches' real property, and (b) with respect to the security interest that URT has in inventory collateral of Universal following the full payment of Universal; all of which rights and remedies of URT are expressly and fully reserved by URT.

     9. Except as otherwise specifically provided herein, priority shall be determined in accordance with applicable law.

     10. This Agreement is solely for the benefit of the Creditors and their successors or assigns and no other person or persons (including without limitation any bankruptcy trustee or other trustee, receiver or custodian for Peaches or any of its property) shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, any security interest (or any other interest, lien or claim) that any of the Creditors may otherwise have in any or all of the assets of Peaches, insofar as the rights of Peaches and third parties are concerned. The Creditors specifically reserve any and all of their respective rights, security interests, other interests, liens and claims, and rights to assert any of the same, as against Peaches and any third parties.

     11. Each Creditor agrees that it will give written notice to Peaches upon its declaration of a default or an event of default under any of the loan documents relating to Peaches' Obligations

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to it or its acceleration of any of those  Obligations and before giving Peaches any instructions with respect to Universal's Inventory or taking any actions with respect to any of the collateral consisting of Universal's Inventory ; provided, however, that the failure to provide such notice shall not affect the respective rights of the parties hereunder. Peaches shall then notify each other Creditor.

     12. Peaches agrees that it will give written notice to Universal upon the making by Peaches of any payment to URT arising under the URT Note.

     13. Each notice or other communication given hereunder or in connection herewith shall be in writing and shall be sent by first class certified mail, postage prepaid, return receipt requested.

Notices shall be addressed as follows:

Peaches Entertainment Corp.                     URT Industries, Inc.
1180 East Hallandale Beach Blvd.                1180 East Hallandale Beach Blvd.
Hallandale, Florida 33009                       Hallandale, Florida 33009

Universal Music and Video Distribution, Inc.
60 Universal City Plaza
Universal City, CA 91608

or, in each case, at such other address as a Creditor wishing to change its address for notices may specify from time to time by notice hereunder to the other parties hereto.

     14. The parties to this Subordination Agreement hereby irrevocably waive trial by jury in any court in connection with this Subordination Agreement, and each hereby certifies that no representative of any other party has expressly or impliedly represented that such other party might not enforce this jury waiver.

     15. Each of the several executed counterparts of this Agreement shall be an original. All such counterparts shall together constitute one and the same instrument. This Agreement may be amended only by a writing signed by all of the Creditors. In the event of any conflict between this Agreement and the Plan or any term sheet on which the Plan is based, this Agreement shall control.

     16. This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of Florida in all respects, including, without limitation, matters of construction, validity and performance, and the undersigned consent to service of process on the undersigned at that address of the undersigned appearing hereinabove by certified mail, return receipt requested (if

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possible),  and such service  shall be deemed to be complete five (5) days after the same shall have been so mailed. The undersigned further consent and submit to the jurisdiction of the courts (state and federal) of the State of Florida in connection with any lawsuit relating hereto. In addition, the undersigned hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any such lawsuit in any jurisdiction.

     17. There shall be no limit under this Subordination Agreement upon the amount of Post-confirmation Credit that may be extended by Universal to Peaches; provided, however, that following the later (the "Material Event Date") of notification of, or the occurrence of, a Material Event (as defined below): (a) unless URT agrees otherwise in writing, this Subordination Agreement shall terminate on the date that Peaches' outstanding obligations, existing as of the Material Event Date, to Universal under the Allowed Claim Notes and extensions of Post-confirmation Credit (including without limitation extensions of Post-confirmation Credit evidenced by the acceptance by Universal of purchase orders from Peaches on or before the Material Event Date) (the "PreMaterial Event Obligations") are paid in full, and (b) all payments made by Peaches to Universal after the Material Event Date shall be applied first, or shall be deemed to be applied first, in payment of the Pre-Material Event Obligations, and not in payment of, inter alia, credit extended after the Material Event Date. URT shall provide written notice to Universal of the occurrence of any Material Event. Material Event shall mean: (a) the ownership by URT of less than 51% of the voting stock of Peaches, (b) the inability of URT to elect a majority of the directors of Peaches, (c) a trustee, receiver, or person with similar powers or duties is appointed for Peaches, or (d) a voluntary or involuntary bankruptcy, receivership, assignment for the benefit of creditors, or similar proceeding is commenced by or against Peaches.

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     IN WITNESS  WHEREOF,  the parties have hereby  executed and delivered  this
Subordination Agreement on the day and year first set forth above.

         Signed and delivered
         in the presence of:

                                                    PEACHES ENTERTAINMENT

                                                    CORP.

----------------------------
Witness

Print Name__________________                   By: __________________________

                                               Print Name: ___________________

----------------------------
Witness                                        As Its: _______________________
Print Name__________________

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                                                   URT INDUSTRIES, INC.

s/Beatriz Rodriguez
----------------------------------
Witness
Print Name Beatriz Rodriguez                  By: s/Brian Wolk
                                              ----------------------------------
                                              Print Name: Brian Wolk

s/Olga E. Salgado
----------------------------------
Witness                                       As Its: Executive Vice-President
Print Name Olga E. Salgado

                                              UNIVERSAL MUSIC AND VIDEO
                                              DISTRIBUTION, INC.

s/Carla Richardson
----------------------------------
Witness
Print Name Carla Richardson                   By: s/name illegible
                                              ----------------------------------
                                              Print Name: name illegible

s/Mireya I. Santos
----------------------------------
Witness                                       As Its: title illegible
Print Name Mireya I. Santos


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